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                                                                  Exhibit 10.25



                  FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "First Amendment") is made as of December 31, 1996 by and among Citadel Communications Corporation, a Nevada corporation (the "Company"); The Endeavour Capital Fund Limited Partnership, an Oregon limited partnership ("Endeavour"); the investors whose names are designated on the Signature Pages to this First Amendment as "Endeavour Co-Investors" (the "Endeavour Co-Investors"); the investors whose names are listed on the Investor Signature Pages (herein referred to collectively as the "Original Investors" and individually as an "Original Investor") of that certain Third Amended and Restated Registration Rights Agreement dated as of June 28, 1996 (the "Registration Rights Agreement") between the Company, the Original Investors and, with respect to section 4(a) of the Registration Rights Agreement, Lawrence
R. Wilson and Claire Wilson (collectively, "Wilson"); and Wilson. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Registration Rights Agreement.

                                    RECITALS

         A. As of June 28, 1996, the Company and the Investors entered into that certain Securities Purchase and Exchange Agreement (the "Securities Purchase and Exchange Agreement"). In connection with the execution of the Securities Purchase and Exchange Agreement, the Company, the Investors and Wilson executed the Registration Rights Agreement.

         B. Endeavour and the Endeavour Co-Investors are the sole owners of all of the outstanding preferred stock of Deschutes River Broadcasting Inc., an Oregon corporation ("Deschutes"). As of August 30, 1996, the Company, Citadel Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of the Company ("CAC"), and Deschutes entered into that certain Merger Agreement (the "Merger Agreement"). As of September 17, 1996, CAC changed its name to Deschutes License, Inc. ("DLI"), and as of December 18, 1996 DLI assigned its rights under the Merger Agreement to Deschutes Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of the Company ("DAC"). Pursuant to the Merger Agreement, Deschutes and DAC will merge, with DAC to be the surviving corporation. In consideration of such merger, Endeavour, the Endeavour Co-Investors and the holders of the Common Stock of Deschutes will receive Class A Common Stock, Series E Preferred Stock and/or options to purchase Class A Common Stock.

         C. In order to induce Endeavour and the Endeavour Co-Investors to permit the transactions contemplated by the Merger Agreement, the Company, the Original Investors, and Wilson wish to amend the Registration Rights Agreement to grant registration rights to Endeavour and the Endeavour Co-Investors to the same extent as the Original Investors under the Registration Rights Agreement.



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         D. In connection with the transactions contemplated by the Merger
Agreement, the Company, Endeavour, the Endeavour Co-Investors, and certain other parties have also agreed to enter into the following agreements, each dated as of the date hereof: that certain First Amendment to Second Amended and Restated Stockholders Agreement; that certain First Amendment to Securities Purchase and Exchange Agreement; that certain First Amendment to Amended and Restated Voting Agreement; and that certain Security Holder Agreement (the "Endeavour Proxy") (together with this First Amendment, the Merger Agreement, and the transactions contemplated thereby, the "Contemplated Transactions").

         ACCORDINGLY, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this First Amendment agree as follows:

         1. Consents and Waivers. The Original Investors hereby consent to this First Amendment and inclusion of Endeavour and the Endeavour Co-Investors as "Investors" under the Registration Rights Agreement. Further, Original Investors waive any rights they may have pursuant to Section 11 of the Registration Rights Agreement in connection with the Contemplated Transactions.

         2. Amendments.

            (a) Section 1 of the Registration Rights Agreement is amended by deleting the definitions of "Additional Preferred Stock" and "Preferred Stock" and adding the following definitions in appropriate alphabetical order:

            "Additional Preferred Stock" shall mean any additional shares of preferred stock issued by the Company other than the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock.

            "Endeavour" shall mean and refer to Endeavour Capital Fund Limited Partnership, an Oregon limited partnership.

            "Endeavour Co-Investors" shall mean and refer, individually and collectively, to those individuals who are designated on the Endeavour Signature Page to the First Amendment as the "Endeavour Co-Investors."

            "First Amendment" shall mean that First Amendment to this Agreement dated as of December 31, 1996 between the Company, the Original Investors, Endeavour, the Endeavour Co-Investors and Wilson.

            "Investor" and "Investors" shall mean those investors whose names are listed on the Investor Signature Pages of this Agreement, Endeavour and the Endeavour Co-Investors.



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            "Preferred Stock" shall mean the Series A Preferred Stock, Series B
            Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Additional Preferred Stock, collectively.

            "Original Investors" shall mean the investors whose names are listed on the Investor Signature Pages of the Registration Rights Agreement prior to the execution of the First Amendment.

            "Series E Preferred Stock" shall mean the Series E Convertible Preferred Stock, par value $.001 per share, of the Company.

            (b) The parties listed on the Endeavour Signature Page for the First Amendment to Third Amended and Restated Registration Rights Agreement attached hereto shall be deemed parties to the Registrations Rights Agreement, as amended, and are deemed added to the Investor Signature Pages to the Registration Rights Agreement, as amended.

            (c)      The following additional Section (k) will be added to
Section 12 of the Registration Rights Agreement:

                     (k) Incorporation of Recitals. The Recitals set forth in the First Amendment are incorporated herein.

         3. Choice of Law. This First Amendment shall be governed by and construed in accordance with the internal laws of the State of Arizona, without regard to any provision or rule of the laws of the State of Arizona which would otherwise cause the laws of a jurisdiction other than the State of Arizona to be applied.

         4. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

         5. Fees and Expenses. The Company shall pay the reasonable legal fees and expenses of the Original Investors incurred in the preparation of this First Amendment, review of the documents and agreements in connection with the transactions described in the Recital hereof and the preparation of additional documents and agreements related to such transactions.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]



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              [SIGNATURE PAGE FOR FIRST AMENDMENT TO THIRD AMENDED
                   AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                       CITADEL COMMUNICATIONS CORPORATION


                                       By
                                         ------------------------------------
                                       Its
                                          -----------------------------------


                                         ------------------------------------
                                         Lawrence R. Wilson
                                         (for purposes of Section 4(a) of
                                         the Registration Rights Agreement only)


                                         ------------------------------------
                                         Claire Wilson
                                         (for purposes of Section 4(a) of the
                                         Registration Rights Agreement only)

                                         ABRY BROADCAST PARTNERS II, L.P.

                                         By  ABRY CAPITAL, L.P.
                                             Its  General partner

                                             By   ABRY HOLDINGS, INC.
                                                  Its General Partner

                                                  By
                                                    -------------------------
                                                  Its
                                                     ------------------------

                                         ABRY/CITADEL INVESTMENT PARTNERS, L.P.

                                         By  ABRY CAPITAL, L.P.
                                             Its  General partner

                                             By   ABRY HOLDINGS, INC.
                                                  Its General Partner

                                                  By
                                                    -------------------------
                                                  Its
                                                     ------------------------


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              [SIGNATURE PAGE FOR FIRST AMENDMENT TO THIRD AMENDED
                   AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                   BAKER, FENTRESS & COMPANY

                                   By
                                     ------------------------------------
                                       Its
                                          -------------------------------

                                   OPPENHEIMER & CO., INC.

                                   By
                                     ------------------------------------
                                       Its
                                          -------------------------------

                                   BANK OF AMERICA ILLINOIS

                                   By
                                     ------------------------------------
                                       Its
                                          -------------------------------

                                   BOFA CO-INVESTORS:

                                                      *
                                   --------------------------------------
                                   Christopher J. Perry
                                                      *
                                   --------------------------------------
                                   Robert F. Perille
                                                      *
                                   --------------------------------------
                                   M. Ann O'Brien
                                                      *
                                   --------------------------------------
                                   Ford S. Bartholow
                                                      *
                                   --------------------------------------
                                   Jeffrey M. Mann
                                                      *
                                   --------------------------------------
                                   Matthew W. Clary
                                                      *
                                   --------------------------------------
                                   Sheryl E. Bartol
                                                      *
                                   --------------------------------------
                                   Andrea P. Joselit

                                   * By:
                                        ---------------------------------
                                      Name:
                                      Attorney-In-Fact




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         [ENDEAVOUR SIGNATURE PAGE FOR FIRST AMENDMENT TO THIRD AMENDED
                   AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                   ENDEAVOUR:

                                   THE ENDEAVOUR CAPITAL FUND LIMITED
                                   PARTNERSHIP

                                   By  DVS Management, Inc.
                                       Its General Partner

                                       By
                                         --------------------------------
                                       Its
                                          -------------------------------

                                   ENDEAVOUR CO-INVESTORS:


                                   --------------------------------------
                                   Joseph P. Tennant

                                   THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94

                                       By:
                                         --------------------------------
                                            Richard M. Schafbuch, Trustee

                                       By:
                                         --------------------------------
                                            Susan P. Schafbuch, Trustee

                                   BABSON CAPITAL PARTNERS LIMITED
                                   PARTNERSHIP

                                       By
                                         --------------------------------
                                       Its
                                          -------------------------------


                                   --------------------------------------
                                   Tal Johnson

                                   --------------------------------------
                                   Edward T. Hardy

                                   --------------------------------------
                                   Ralph W. McKee





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